EXHIBIT 10.110

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TARRANT COMPANY LIMITED
13th Floor, Lladro Centre
72-80 Hoi Yuen Road
Kwun Tong, Kowloon
Hong Kong

[26 December 2001]

Tarrant Apparel Group
3151 East Washington Boulevard
Los Angeles, CA 90023
United States of America

Dear Sirs

Re: Assignment of Promissory Note for full settlement of indebtedness

I, the undersigned, being a director of the Company, hereby confirm our receipt of your assignment of [84.745% (equivalent to US$38,049,726)] of your entire right, title and interest in and to the Promissory Note in the amount of US$44,899,054 issued by Tex Transas, S.A. de C.V The said assignment of the Promissory Note from your company to us has been applied for full settlement of the amount of [US$38,049,726] due by your company to us.

Yours faithfully For and on behalf of TARRANT COMPANY LIMITED

/s/ EDDY YUEN
Director

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TRADE LINK HOLDINGS LIMITED
13th Floor, Lladro Centre
72-80 Hoi Yuen Road
Kwun Tong, Kowloon
Hong Kong

[26 December 2001]

Tarrant Apparel Group
3151 East Washington Boulevard
Los Angeles, CA 90023
United States of America

Dear Sirs

Re: Assignment of Promissory Note for partial settlement of indebtedness

I, the undersigned, being a director of the Company, hereby confirm our receipt of your assignment of [15.255% (equivalent to US$6,849,328)] of your entire right, title and interest in and to the Promissory Note in the amount of US$44,899,054 issued by Tex Transas, S.A. de C.V The said assignment of the Promissory Note from your company to us has been applied for partial settlement of the amount of US$22,814,139 due by your company to us.

Yours faithfully For and on behalf of TRADE LINK HOLDINGS LIMITED

/s/ EDDY YUEN
Director

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TRADE LINK HOLDINGS LIMITED
(Incorporated in Hong Kong)

WRITTEN RESOLUTIONS OF ALL DIRECTORS OF THE COMPANY PURSUANT TO ARTICLE 15 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY

ACCEPTANCE OF ASSIGNMENT OF PROMISSORY NOTE FOR PARTIAL SETTLEMENT OF INDEBTEDNESS DUE BY TARRANT APPAREL GROUP TO THE COMPANY

It was noted that Tarrant Apparel Group (“TAG”), the Company’s ultimate holding company, is indebted to the Company in the amount of US$22,814,139, arising from the sale of apparel products by the Company to TAG (the said amount is hereinafter referred to as “TLH Indebtedness”).

It was further noted that TAG is also indebted to Tarrant Company Limited (“TCL”), the Company’s immediate holding company incorporated in Hong Kong, in the amount of US$38,049,726 (the said amount is hereinafter referred to as “TCL Indebtedness”).

It was further noted that TAG holds the entire right, title and interest in and to a promissory note in the amount of US$44,899,054 issued by Tex Transas, S.A. de C.V. (the “Note”).

It was further noted that TAG proposed to assign to TCL 84.745% (equivalent to US$38,049,726) and to the Company 15.255% (equivalent to US$6,849,328) of its entire right, title and interest in and to the Note for full settlement of TCL Indebtedness and partial settlement of TLH Indebtedness respectively.

There was tabled before this meeting a proposed form of assignment for the above-mentioned assignment of the Note from TAG to TCL and to the Company respectively.

The Board of Directors of the Company considered that the acceptance of the said assignment of the Note would be in the interest and to the benefit of the Company. IT WAS THEREFORE RESOLVED THAT TAG’s assignment of 15.255% of its entire right, title and interest in and to the Note to the Company be accepted by the Company.

IT WAS FURTHER RESOLVED THAT any Director of the Company be authorized to execute and, where required, affix the Company’s Common Seal onto, the necessary documents on behalf of the Company and to take such action as such Director may, in his sole discretion, deem to be necessary to effect the aforementioned assignment of the Note.

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IT WAS FURTHER RESOLVED THAT upon the aforementioned assignment of 15.255% of the Note to the Company is effected, the amount of indebtedness due by TAG to the Company would be reduced by US$6,849,328 and that the Company’s accounting records be updated to reflect such transactions accordingly.

Dated the 26th day of December, 2001.

/s/ YUEN Tak Yu
YUEN Tak Yu	LAU Po Law

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TARRANT COMPANY LIMITED
(Incorporated in Hong Kong)

MINUTES OF A MEETING OF DIRECTORS OF THE COMPANY HELD AT 13TH. FLOOR, LLADRO CENTRE, 72-80 HOI YUEN ROAD, KWUN TONG, KOWLOON, HONG KONG ON 26 DECEMBER 2001 AT 11:30 A.M.

PRESENT
Mr. LAU Po Law Mr. Charles LAI	/s/ Mr. LAU Po Law /s/ Mr. Charles LAI

CHAIRMAN	Mr. LAU Po Law was in the chair.

QUORUM	It was noted that a quorum was present pursuant to the Company’s Articles of Association.

ACCEPTANCE OF ASSIGNMENT OF PROMISSORY NOTE FOR PARTIAL SETTLEMENT OF INDEBTEDNESS DUE BY TARRANT APPAREL GROUP TO THE COMPANY
It was noted that Tarrant Apparel Group (“TAG”), the Company’s ultimate holding company, is indebted to the Company in the amount of US$38,049,726, arising from the sale of apparel products by the Company to TAG (the said amount is hereinafter referred to as “TCL Indebtedness”).

It was further noted that TAG is also indebted to Trade Link Holdings Limited (“THL”), the Company’s subsidiary incorporated in Hong Kong, in the amount of US$22,814,139 (the said amount is hereinafter referred to as “TLH Indebtedness”).

It was further noted that TAG holds the entire right, title and interest in and to a promissory note in the amount of US$44,899,054 issued by Tex Transas, S.A. de C.V. (the “Note”).

It was further noted that TAG proposed to assign to the Company 84.745% (equivalent to US$38,049,726)] and to TLH 15.255% (equivalent to US$6,849,328) of its entire right, title and interest in and to the Note for full settlement of TCL Indebtedness and partial settlement of TLH Indebtedness respectively.

There was tabled before this meeting a proposed form of assignment for the above-mentioned assignment of the Note from TAG to the Company and TLH respectively.

The board of directors of the Company considered that the acceptance of the said assignment of the Note would be in the interest and to the benefit of the Company. It was therefore resolved that TAG’s assignment of 84.745% of its entire right, title and interest in and to the Note to the Company be accepted by the Company.

It was further resolved that any director of the Company be authorized to execute and, where required, affix the Company’s Common Seal onto, the necessary documents on behalf of the Company and to take such action as such director may, in his sole discretion, deem to be necessary to effect the aforementioned assignment of the Note.

It was further resolved that upon the aforementioned assignment of 84.745% of the Note to the Company is effected, the amount of indebtedness due by TAG to the Company would be reduced by US$38,049,726 and that the Company’s accounting records be updated to reflect such transactions accordingly.

END OF MEETING	There being no further business, the chairman declared the meeting closed.

/s/ LAU PO LAW
Chairman

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